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                                                                    EXHIBIT 23.1


                          CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated January 24, 1997 appearing on page 35 of Crown Pacific Partners, L.P. Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

Portland, Oregon
October 7, 1997